SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 27, 1999



                              PROTECTION ONE, INC.
               (Exact name of Registrant as specified in charter)



          DELAWARE                     0-24780                    93-1063818
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


6011 BRISTOL PARKWAY                                       90230
CULVER CITY, CALIFORNIA                                  (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (310) 338-6930


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ITEM 5.  OTHER EVENTS.

                  On January 27, 1999, Protection One, Inc. announced a summary of its results of operations for the quarter and year ended December 31, 1999.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

         99.1     Press Release dated January 27, 1999.







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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     PROTECTION ONE, INC.
                                     (Registrant)

Date:    February 1, 1999            By: /s/ John E. Mack
                                         --------------------------------------
                                         John E. Mack
                                         Executive Vice President,
                                         Acting Chief Financial Officer and
                                         Chief Strategic Officer






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                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------

 99.1             Press Release dated January 27, 1999.